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
LINCOLN                               Lincoln ChoicePlus Momentum Income(SM) Option                        The Lincoln National Life
ChoicePlus(SM)                                 Variable Annuity Application                                     Insurance Company
                                                                                                               Fort Wayne, Indiana
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          Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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1  Contract Owner Employer
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                                                                  Social Security number/TIN
                                                                                             -------------------------------------
------------------------------------------------------------
Full legal name

                                                                  Telephone number
                                                                                   ------------------------------------------
------------------------------------------------------------
Street address (If PO Box, physical street address required)
                                                                  Employer/Contract Owner is beneficiary of contract. Employer/
------------------------------------------------------------      Contract Owner is beneficiary of Account Value Death Benefit.
City                               State           ZIP

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2a Annuitant
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                                                                  Social Security number
------------------------------------------------------------                             ---------------------------------------
Full legal name
                                                                  Date of birth                             [ ] Male   [ ] Female
------------------------------------------------------------                    -------------------------
Street address

------------------------------------------------------------
City                               State           ZIP

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2b Secondary Life Complete only if joint payout is elected.
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                                                                     Social Security number
------------------------------------------------------------                             ---------------------------------------
Full legal name
                                                                   Date of birth                           [ ] Male   [ ] Female
                                                                                 ------------------------  [ ] Spouse [ ] Non-spouse
------------------------------------------------------------
Street address

------------------------------------------------------------
City                               State           ZIP

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3  Benefit Options
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   Access Period

   Select one:
   [ ] Maximum (to age 115)   [ ]      years (minimum 5 years)
                                  ----

   The Access Period is the length of time the contract owner has full access to the account value.

   Regular Income

   Payment frequency: [ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually
   Assumed interest rates: [ ] 3% [ ] 4% [ ] 5% [ ] 6%
   Payment method: [ ] Standard [ ] LevelPay

   Guaranteed Income Benefit: Yes [ ] No [ ]
   The assumed interest rate for the Guaranteed Income Benefit is 3%

   Default options: Payment frequency monthly
                    Assumed interest rate - 4%
                    Payment method - Standard
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4a Allocation (This section must be completed.)
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Initial minimums: $100,000

If no allocations are specified in Section 4a or 4b, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

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Please allocate my contribution of:

$                       OR $
  ---------------------      ---------------------
  Initial contribution       Approximate amount
                             from previous carrier
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INTO THE FUND(S) BELOW Use whole percentages
--------------------------------------------------------------------------------

              % Delaware VIP Diversified Income
------------
              % Delaware VIP Emerging Markets
------------
              % Delaware VIP High Yield Series
------------
              % Delaware VIP REIT Series
------------
              % Delaware VIP Small Cap Value Series
------------
              % Delaware VIP Trend Series
------------
              % Delaware VIP U.S. Growth Series
------------
              % Delaware VIP Value Series
------------
              % AllianceBernstein Growth and Income Portfolio
------------
              % AllianceBernstein Premier Growth Portfolio
------------
              % AllianceBernstein Small Cap Value Portfolio
------------
              % AllianceBernstein Technology Portfolio
------------
              % American Century VP Inflation Protection
------------
              % American Funds Global Growth
------------
              % American Funds Global Small Capitalization Fund
------------
              % American Funds Growth Fund
------------
              % American Funds Growth-Income Fund
------------
              % American Funds International Fund
------------
              % Fidelity VIP Contrafund Portfolio
------------
              % Fidelity VIP Equity-Income Portfolio
------------
              % Fidelity VIP Growth Portfolio
------------
              % Fidelity VIP Overseas Portfolio
------------
              % FTVIP Franklin Small Cap Fund
------------
              % FTVIP Templeton Growth Securities Fund
------------
              % Janus Aspen Balanced Portfolio
------------
              % Janus Aspen Mid-Cap Growth Portfolio
------------
              % Lincoln VIP Aggressive Growth Fund
------------
              % Lincoln VIP Bond Fund
------------
              % Lincoln VIP Capital Appreciation Fund
------------
              % Lincoln VIP Global Asset Allocation Fund
------------
              % Lincoln VIP International Fund
------------
              % Lincoln VIP Money Market Fund
------------
              % Lincoln VIP Social Awareness Fund
------------
              % MFS Capital Opportunities Series
------------
              % MFS Emerging Growth Series
------------
              % MFS Total Return Series
------------
              % MFS Utilities Series
------------
              % M Fund, Inc. Brandes International Equity Fund
------------
              % M Fund, Inc. Business Opportunity Value Fund
------------
              % M Fund, Inc. Frontier Capital Appreciation Fund
------------
              % M Fund, Inc. Turner Core Growth Fund
------------
              % Neuberger Berman AMT Mid-Cap Growth Portfolio
------------
              % Neuberger Berman AMT Regency Portfolio
------------
              % Scudder VIT EAFE/R/ Equity Index
------------
              % Scudder VIT Equity 500 Index
------------
              % Scudder VIT Small Cap Index
------------
              % Fixed Account:        year(s)(1-10)
------------                   ------
              % Total (must = 100%)
============
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4b Dollar Cost Averaging (Complete only if electing DCA.)
--------------------------------------------------------------------------------

$2,000 minimum required.
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Total amount to DCA:      OR $
                               --------------------
MONTHLY amount to DCA:       $
                               --------------------
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OVER THE FOLLOWING PERIOD:
                               --------------------
                                   MONTHS (6-60)
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FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[ ] DCA Fixed Account
[ ] Delaware VIP High Yield Series*                    *The DCA holding account
[ ] Lincoln VIP Money Market Fund*                      and the DCA fund elected
[ ] Lincoln VIP Bond Fund*                              cannot be the same.

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INTO THE FUND(S) BELOW Use whole percentages
--------------------------------------------------------------------------------

              % Delaware VIP Diversified Income
------------
              % Delaware VIP Emerging Markets
------------
              % Delaware VIP High Yield Series*
------------
              % Delaware VIP REIT Series
------------
              % Delaware VIP Small Cap Value Series
------------
              % Delaware VIP Trend Series
------------
              % Delaware VIP U.S. Growth Series
------------
              % Delaware VIP Value Series
------------
              % AllianceBernstein Growth and Income Portfolio
------------
              % AllianceBernstein Premier Growth Portfolio
------------
              % AllianceBernstein Small Cap Value Portfolio
------------
              % AllianceBernstein Technology Portfolio
------------
              % American Century VP Inflation Protection
------------
              % American Funds Global Growth
------------
              % American Funds Global Small Capitalization Fund
------------
              % American Funds Growth Fund
------------
              % American Funds Growth-Income Fund
------------
              % American Funds International Fund
------------
              % Fidelity VIP Contrafund Portfolio
------------
              % Fidelity VIP Equity-Income Portfolio
------------
              % Fidelity VIP Growth Portfolio
------------
              % Fidelity VIP Overseas Portfolio
------------
              % FTVIP Franklin Small Cap Fund
------------
              % FTVIP Templeton Growth Securities Fund
------------
              % Janus Aspen Balanced Portfolio
------------
              % Janus Aspen Mid-Cap Growth Portfolio
------------
              % Lincoln VIP Aggressive Growth Fund
------------
              % Lincoln VIP Bond Fund*
------------
              % Lincoln VIP Capital Appreciation Fund
------------
              % Lincoln VIP Global Asset Allocation Fund
------------
              % Lincoln VIP International Fund
------------
              % Lincoln VIP Money Market Fund*
------------
              % Lincoln VIP Social Awareness Fund
------------
              % MFS Capital Opportunities Series
------------
              % MFS Emerging Growth Series
------------
              % MFS Total Return Series
------------
              % MFS Utilities Series
------------
              % M Fund, Inc. Brandes International Equity Fund
------------
              % M Fund, Inc. Business Opportunity Value Fund
------------
              % M Fund, Inc. Frontier Capital Appreciation Fund
------------
              % M Fund, Inc. Turner Core Growth Fund
------------
              % Neuberger Berman AMT Mid-Cap Growth Portfolio
------------
              % Neuberger Berman AMT Regency Portfolio
------------
              % Scudder VIT EAFE/R/ Equity Index
------------
              % Scudder VIT Equity 500 Index
------------
              % Scudder VIT Small Cap Index
------------
              % Total (must = 100%)
============
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5 Direct Deposit Information
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Financial institution's name
                             ----------------------------------------------
Financial institution's telephone number
                                         ----------------------------------
Type of account:   [ ] Checking (must attach a "voided" check)
                   [ ] Savings

                       Account number:
                                       ------------------------------------
                       ABA/Transit routing number:
                                                   ------------------------

Note: The ABA/Transit routing number should be obtained from the financial institution.

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6 Telephone/Internet Authorization (Check box if this option is desired.)
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[ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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
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7 Replacement
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Does the applicant have any existing life policies or annuity contracts?     [ ] Yes   [ ] No
Will the proposed contract replace any existing annuity or life insurance?   [ ] Yes   [ ] No

(Attach a state replacement form if required by the state in which the application is signed.)

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Company name

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Plan name                                                           Year issued

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Fraud Warning
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Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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8 Signatures
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All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Momentum
Income(SM) Option and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract
Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

By signing below, you certify that you:
..    Understand that additional withdrawals or surrendering the contract may occur only during the access period and may have adverse tax consequences.
     Please consult your tax advisor.
..    Agree that all information provided on this form is accurate.

-------------------------------------------------------------
Signed at (city)                 State                          Date

-------------------------------------------------------------   ----------------
Signature of Contract Owner

------------------------------   ----------------------------
Signed at (city)                 State                          Date

-------------------------------------------------------------   ----------------
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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                     FINANCIAL ADVISOR MUST COMPLETE PAGE 4.
================================================================================
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES
DEALER. Please type or print.
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9 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------

ELECT ONE: [ ] No [ ] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

(Attach a state replacement form if required by the state in which the application was signed.)
                                                              $
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Company name                               Year issued        Amount

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10 Additional Remarks
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11 Dealer Information
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Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 10.

[ ] 1 [ ] 2 AND [ ] i4LIFE(SM) Advantage - complete election form

If your client is not electing the i4LIFE(SM) Advantage today, does your client plan to add it in the future? [ ] Yes [ ] No

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
--------------------------------------------------------------------------------   [ | | ] [ | | ] - [ | | | ]
Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

--------------------------------------------------------------------------------   [ | | ] - [ | ]-[ | | | ]
Client account number at dealer (if applicable)                                    Registered representative's SSN

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Dealer's name

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Branch address                         City                                                    State            ZIP

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Branch number                          Registered representative number

[ ] CHECK IF BROKER CHANGE OF ADDRESS

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12 Registered Representative's Signature
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The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The represen-tative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

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Signature

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Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                                Express Mail:
LINCOLN           Lincoln Life                  Lincoln Life
CHOICE PLUS(SM)   P.O. Box 2348                 Attention: ChoicePlus Operations
                  Fort Wayne, IN 46801-2348     1300 South Clinton Street
                                                Fort Wayne, IN 46802

If you have any questions regarding this application, please call Lincoln Life at 800 826-6848 extension 4800

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